SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (“Agreement”) is entered into by and between Eye On Media Network, Inc., a Florida corporation (the “Company”) and the undersigned shareholder of Eye On South Florida, Inc., a Florida corporation (“Shareholder”), and is effective as of the last date of execution set forth below.  Shareholder and the Company may each be referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Company desires to acquire all of the shares of issued and outstanding common stock of Eye On South Florida, Inc. (“Target Shares”) owned by Shareholder and as part of the transaction has agreed to issue one (1) share of restricted Company common stock to Shareholder for each Target Share transferred by Shareholder to the Company in connection with a corporate re-organization and tax-free share exchange under Section 368 of the Internal Revenue Code of 1986, as amended; and

WHEREAS, Shareholder desires to acquire shares of restricted common stock from the Company in exchange for Shareholder’s Target Shares pursuant to this Agreement.

NOW THEREFORE, in exchange for good and value consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Securities Exchanged

Subject to the terms and conditions of this Agreement, the Company agrees to issue and Shareholder agrees to accept one (1) share of restricted Company common stock (the “Shares” or “Securities”) in exchange for each Target Share owned by Shareholder as reflected in the shareholder records of Eye On South Florida, Inc., as designated on the signature page hereto and transferred to the Company pursuant to this Agreement.  Shareholder agrees to transfer to the Company the number of Target Shares designated on the signature page of this Agreement.  The Parties agree that the exchange of securities pursuant to this Agreement shall occur in connection with a corporate re-organization and tax-free share exchange under Section 368 of the Internal Revenue Code of 1986, as amended.

2.  Non-registration of Securities

The Shares to be issued and delivered to Shareholder will not be registered under the Securities Act of 1933, as amended, or any other states’ securities laws, on the grounds that the transaction in which the Shares are to be issued either qualifies for applicable exemptions from the securities registration requirements of such statutes or such registration requirements have been satisfied.  The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(2) of the Securities Act and, the reliance by the Company upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations, understandings and covenants set forth in this Agreement.

Shareholder understands that, in furtherance of the transfer restrictions stated above:

(i) The Company will record stop transfer instructions in its stock record books to restrict an impermissible resale or other transfer of the securities; and

(ii) Each document evidencing the Securities will bear a restrictive legend in substantially the following form:

The shares evidenced by this certificate have not been registered under either the Securities Act of 1933, as amended, or the securities laws of any state.  These securities may not be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred: at any time absent either (A) registration of the transaction under the Securities Act of 1933, as amended, and every other applicable state securities law or (B) the issuer’s receipt of an acceptable opinion of counsel that registration of the transaction under those laws is not required.

3.  Shareholder Representations and Warranties

In order to induce the Company to transfer the Shares, Shareholder represents and warrants to the Company, as follows:

a.

Shareholder’s Financial Sophistication.  Shareholder is a sophisticated investor as such term is contemplated by Section 4(2) of the Securities Act of 1933. Shareholder has conducted a due diligence review of all information it deems material and necessary to an adequate evaluation of this stock acquisition.

b.

No Guarantee or Representation Regarding Performance.  Shareholder hereby acknowledges that no representations or guarantees have been made to him/her/it or any of his/her/its representatives or agents regarding the performance of the aforementioned Shares by the Company or any agent, consultant or other representative of the Company.

c.

 Access to Material Information.  Shareholder acknowledges that he/she/it and/or representatives designated by he/she/it have been given reasonable access to, or the furnishing of, all material information prior to the acquisition of the Securities herein relating to:

(i)

All material books and records of the Company;

(ii)

All material contracts and documents relating to the proposed transaction;

(iii)

An opportunity to question the appropriate executive officers or principals of the Company;

(iv)

Any additional information deemed necessary by Shareholder to evaluate the investment or to verify any information necessary to evaluate the transaction or to verify any information or representation; and

(v) make such other investigation as Shareholder considered appropriate or necessary to evaluate the business and financial affairs and condition of the Company

d.

Speculative Investment.  Shareholder understands that the Securities are a speculative investment and that there are substantial risks incident to an acquisition of the Securities.  Shareholder is knowledgeable concerning the business of the Company and has carefully considered and understands the risks and other factors affecting the suitability of the Securities as an investment for him/her/it.

e.

Sophistication of Shareholder.  Because of Shareholder’s knowledge and experience in financial and business matters, Shareholder is able to evaluate the merits, risks, and other factors bearing upon the suitability of the Securities as an investment, and has been afforded adequate opportunity to evaluate this proposed investment in light of those factors, Shareholder’s financial condition, and investment knowledge and experience.

f.

Authority of Shareholder.  Shareholder has full power and authority to execute and deliver this Agreement and each other document included herein as an Exhibit to this Agreement for which signature is required.

g.

Private Transaction.  At no time was the Shareholder presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article or television advertisement or any other form of general advertising.

4.  Company Representations and Warranties

As of the date the Company executes this Agreement, the Company represents and warrants to Shareholder the following:

a.

Valid and Binding Obligation of the Company.  The Company’s execution, delivery, and performance of this Agreement are authorized and represent a valid and binding obligation of the Company.

b.

Authorized Shares.  The Shares constitute a part of the authorized common stock of the Company and upon issuance to Shareholder will remain part of the issued and outstanding common stock of the Company.

c.

Ownership.  Upon Shareholder’s acquisition of the Shares, Shareholder will own the Shares free and clear of any liens, claims or encumbrances of any kind or nature and the Shares will be deemed fully paid and non-assessable.

5.  Jurisdiction and Venue

This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of state of Florida without regard to any statutory or common-law provision pertaining to conflicts of laws.  The Parties agree that courts of competent jurisdiction in Broward County, Florida and the United States District Court for the Southern District of

Florida, Fort Lauderdale Division shall have jurisdiction with regard to any action arising out of any breach or alleged breach of this Agreement.  The Parties agree to submit to the personal jurisdiction of such courts and any other applicable court within the state of Florida.  The Parties waive any claim they may have that any of the foregoing courts is an inconvenient forum.

6.  Miscellaneous Provisions

a.

Notices. Any notice required or provided for in this Agreement to be given to any Party shall be mailed certified mail, return receipt requested, or hand delivered, to the Party at the address for the Party set forth below.

b.

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

c.

Construction. The section headings, captions, or abbreviations are used for convenience only and shall not be resorted to for interpretation of this Agreement. Wherever the context so requires, the masculine shall refer to the feminine, the singular shall refer to the plural, and vice versa.

d.

Fees. In the event that any Party is required to engage the services of legal counsel to enforce its rights under this Agreement against any other Party, regardless of whether such action results in litigation, the prevailing Party shall be entitled to reasonable attorneys’ fees and costs from the other Party, which in the event of litigation shall include fees and costs incurred at trial and on appeal.

e.

Entire Agreement. This Agreement contains the entire understanding among the Parties and supersedes any prior written or oral agreement between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between the Parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

f.

 Amendments. Any amendments to this Agreement shall be in writing signed by all Parties.

g.

Severability. In case any one or more provisions contained in this Agreement shall, for any reason, be held invalid illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

h.

Waiver. No consent or waiver, expressed or implied, by a Party of any breach or default by any other Party in the performance by that other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to any other breach or default in the performance by such other Party of the same or any other obligations of such other Party hereunder. Failure on the part of any Party to complain of any act or failure to act of another Party or to declare that other Party in default, irrespective of how long such failure continues, shall not constitute a waiver of such Party of its rights hereunder.

i.

Counterparts. This Agreement may be executed in multiple counterparts each of which shall be deemed an original for all purposes.

j.

Survival of Representations and Warranties.  The representations and warranties set forth in this Agreement shall be continuing and shall survive the Closing Date.

k.

Acknowledgements.  The Parties to this Agreement declare and represent that:

i.

They have read and understand this Agreement;

ii.

They have been given the opportunity to consult with an attorney if they so desire;

iii.

They intend to be legally bound by the promises set forth in this Agreement and enter into it freely, without duress or coercion;

iv.

They have retained signed copies of this Agreement for their records; and

v.

The rights, responsibilities and duties of the Parties hereto, and the covenants and agreements contained herein, shall continue to bind the Parties and shall continue in full force and effect until each and every obligation of the Parties under this Agreement has been performed.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates set forth below.

Date:

January 22, 2014

Shareholder:

/s/:  Jack Namer

Jack Namer

1500 NW 65th Avenue

Plantation, FL 33313

Number of Target Shares Owned:  10,000,000

Date:  January 22, 2014

EYE ON MEDIA NETWORK, INC.:

By:  /s/ Jack Namer

Jack Namer

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